                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                      No. 1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 26, 2001

                                ----------------


                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                           1-16455              76-0655566
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

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Reliant Resources, Inc. (Reliant Resources) hereby amends Item 7 of its Form 8-K as originally filed on November 28, 2001 to include restated unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2001.

For purposes of this Form 8-K/A, and in accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, each item of the Form 8-K as originally filed on November 28, 2001 that was affected by the restatement has been amended and restated in its entirety.

                                TABLE OF CONTENTS


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (b)    Pro Forma Financial Information.

          99.1   Unaudited Pro Forma Condensed Consolidated Financial Statements



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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RELIANT RESOURCES, INC.

Date: March 28, 2002                         By: /s/ MARY P. RICCIARDELLO
                                                -------------------------------
                                                 Mary P. Ricciardello
                                                 Senior Vice President and
                                                 Chief Accounting Officer





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                                  EXHIBIT INDEX

Exhibit
Number          Exhibit Description
-------         -------------------
    99.1        Unaudited Pro Forma Condensed Consolidated Financial Statements




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